Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiary Name	Jurisdiction of Incorporation
Altivity Packaging Grupo, S. de R.L. de C.V.	Mexico
Altivity Packaging Servicios, S. de R.L. de C.V.	Mexico
AR Packaging Aachen GmbH	Germany
AR Packaging Austria GmbH	Austria
AR Packaging Berlin GmbH	Germany
AR Packaging Beteiligungen GmbH	Germany
AR Packaging Cambridge Ltd.	UK
AR Packaging Cholet	France
AR Packaging (Beijing) Co Ltd.	China
AR Packaging Croatia d.d	Croatia
AR Packaging Digital AB	Sweden
AR Packaging Estonia AS	Estonia
AR Packaging Finland Oy	Finland
AR Packaging Flexibles AB	Sweden
AR Packaging France	France
AR Packaging GmbH	Germany
AR Packaging Graz GmbH	Austria
AR Packaging Group AB	Sweden
AR Packaging Halmstad AB	Sweden
AR Packaging Hannover GmbH	Germany
AR Packaging Highbridge Ltd.	UK
AR Packaging Holding AB	Sweden
AR Packaging Holding GmbH	Germany
AR Packaging International AB	Sweden
AR Packaging Krakow sp z.o.o.	Poland
AR Packaging Nigeria Ltd.	Nigeria
AR Packaging Nigeria Properties Ltd.	Nigeria
AR Packaging North America Inc.	United States
AR Packaging Norway AS	Norway
AR Packaging Poznán sp z.o.o.	Poland
AR Packaging Rotherham Ltd.	UK
AR Packaging Russia Holding GmbH	Austria
AR Packaging Service GmbH	Germany
AR Packaging Swiss AG	Switzerland
AR Packaging Sweden AB	Sweden
AR Packaging Systems AB	Sweden
AR Packaging Tibro AB	Sweden
AR Packaging UK Ltd.	UK
Bond Project Holdings, LLC	Delaware
Brandpack Consulting GmbH i.L.	Germany
Field Container Queretaro(USA), L.L.C.	Delaware
Firstan Holdings Ltd.	UK
Gasporox AB	Sweden
Gbox SA de C.V.	Mexico
GPI Arrowhead, LLC	Delaware
GPI Converting, LLC	Delaware
GPI Funding LLC	Delaware
GPI Funding II, LLC	Delaware
GPI Germany GmbH	Germany
GPI Holding I, Inc.	Delaware

GPI Holding II, Inc.	Delaware
GPI Holding III, LLC	Delaware
GPI Sweden Holdings AB	Sweden
GPI SwedenHoldings 1 AB	Sweden
Graphic Packaging Flexible Holdings, LLC	Delaware
Graphic Packaging International (Shanghai) Co., Ltd.	China
Graphic Packaging International Australia Converting Limited	Australia
Graphic Packaging International Australia Pty Limited	Australia
Graphic Packaging International Bardon Limited	UK
Graphic Packaging International Box Holdings Limited	UK
Graphic Packaging International Bremen GmbH	Germany
Graphic Packaging International Canada, ULC	British Columbia
Graphic Packaging International Cartons Santander, S.A.	Spain
Graphic Packaging International Distribution Limited	UK
Graphic Packaging International do Brasil - Embalagens Ltda.	Brazil
Graphic Packaging International Enterprises, LLC	Delaware
Graphic Packaging International Europe Carton Design Limited	UK
Graphic Packaging International Europe Cartons B.V.	Netherlands
Graphic Packaging International Europe Finance & Real Estate B.V.	Netherlands
Graphic Packaging International Europe Holdings B.V.	Netherlands
Graphic Packaging International Europe Netherlands B.V.	Netherlands
Graphic Packaging International Europe Netherlands Holdings B.V.	Netherlands
Graphic Packaging International Europe N.V.	Belgium
Graphic Packaging International Europe Spain Holding, S.L.	Spain
Graphic Packaging International Europe UK Holdings Limited	UK
Graphic Packaging International Europe UK Limited	UK
Graphic Packaging International Foodservice Europe Ltd	UK
Graphic Packaging International France	France
Graphic Packaging International Gateshead Limited	UK
Graphic Packaging International Holding Company, LLC	Delaware
Graphic Packaging International Holdings Mexico, S. de R.L. de C.V.	Mexico
Graphic Packaging International Japan Ltd.	Japan
Graphic Packaging International Limited	UK
Graphic Packaging International, LLC	Delaware
Graphic Packaging International Mexicana, S. de R.L. de C.V.	Mexico
Graphic Packaging International New Zealand Limited	New Zealand
Graphic Packaging International Operadora de Mexico, S. de R.L. de C.V.	Mexico
Graphic Packaging International Partners, LLC	Delaware
Graphic Packaging International Philanthropic Fund	Delaware
Graphic Packaging International S.p.A.	Italy
Graphic Packaging International Servicios, S. de R.L. de C.V.	Mexico
Graphic Packaging International Spain, S.A.	Spain
Graphic Packaging UK Pension Trustee Company Ltd.	UK
Handschy Holdings, LLC	Delaware
Handschy Industries, LLC	Delaware
H.C. Bestehorn Gmbh	Germany
JSC AR Packaging	Russia
Kroha GmbH	Germany
Limmatdruck Zeiler AG i.L.	Switzerland
New Materials Limited	UK
Posbau S.A.	Poland
Posbau N.	Poland
Print Design & Graphics Limited	UK
PrinTech Systems B.V.	Netherlands

PT Akerlund Rausing Packaging Indonesia	Indonesia
Rengo Riverwood Packaging, Limited	Japan
Riverdale Industries, LLC	Delaware
ROB, Leunis & Chapman GmbH & Co KG	Germany
rlc packaging Gmbh	Germany
Shoo 553 Limited	UK
Spur Development, LLC	Delaware